Exhibit 99.1

WaFd, Inc. Enters into a $3.9 Billion Reverse Merger
Transaction with EverBank Financial Corp
Combination will position bank for strong performance
and returns, with significant EPS accretion in 2027
JACKSONVILLE, FL and SEATTLE, WA — September 7, 2026 — EverBank Financial Corp, the parent company of EverBank, N.A., and WaFd, Inc. (NASDAQ: WAFD), the parent company of WaFd Bank, today announced they have entered into a definitive merger agreement providing for a strategic combination of EverBank Financial Corp and WaFd, Inc.
Under the terms of the agreement, EverBank Financial Corp will merge with and into WaFd, Inc., with WaFd, Inc. continuing as the resulting financial holding company. Existing shareholders of EverBank Financial Corp will receive common stock in WaFd, Inc. in exchange for their EverBank Financial Corp shares. Upon completion of the merger, WaFd, Inc. will remain a publicly traded company and change its name to EverBank Financial Corp and trade on the Nasdaq Stock Exchange under the new ticker symbol EVBK. EverBank Financial Corp will be designated as the accounting acquirer. Immediately following the holding company merger, WaFd Bank, a federally insured Washington state chartered commercial bank, will merge with and into EverBank, N.A., a national banking association, with EverBank continuing as the bank chartered by the Office of the Comptroller of the Currency.
The transaction is expected to result in significantly improved profitability for the combined pro-forma company, with a return on tangible common equity of approximately 15% after full realization of expected cost synergies. For WaFd, Inc. shareholders, the expected 2027 EPS accretion is approximately 29%, with an earn-back period for tangible book value dilution of under two years. As a result, the transaction is expected to provide a catalyst for enhanced value creation for both companies’ shareholders over the next few years.
“Since 2023, EverBank has been on a journey to transform itself into a high-performing bank sharply focused on enabling our consumer and business clients to make the most of their money,” said Greg Seibly, EverBank Financial Corp’s Chief Executive Officer. “We’re incredibly proud of what we’ve accomplished, all thanks to our dedicated associates. Today, we’re starting down an exciting new path with the merger of EverBank and WaFd Bank. Simply put, our two banks are stronger together. The combination of EverBank and WaFd Bank will open many new opportunities for nationwide growth and financial performance. By joining together, we’ll leverage our existing scalable consumer and commercial banking platforms to deliver high-value products and services to clients across the country in the ways that best meet their unique needs and goals. All of us at EverBank are looking forward to partnering with the WaFd Bank team to accomplish even greater things for our clients, employees and communities in the years ahead.”

Brent Beardall, WaFd, Inc. CEO and Vice Chairman, commented: “It is a privilege every day to work side by side with the WaFd team of bankers. This opportunity to partner with EverBank is an elegant fit, and it allows us to carry forward the ethos of WaFd and deliver improved returns for our shareholders. Both banks bring exceptional credit quality and strong capital to the partnership. We complement one another in several key strategic priorities. First, our core deposits supplement EverBank’s direct consumer online bank. Second, our extensive commercial real estate lending expertise will enrich their robust commercial and industrial lending channels. Third, EverBank’s 28 financial centers in California add needed scale to the market to better serve our clients. Collectively, I have no doubt that we are stronger together. I’m honored to work with Greg and our team to challenge the status quo for the banking industry.”
After the transaction is completed, the bank will be led by a highly experienced combined management team, with a strong track record of leading regional banks and executing successful acquisitions and integrations. Greg Seibly will serve as chief executive officer and Brent Beardall will be president.
The board of directors of each of the combined bank and resulting holding company will each have 13 members, with seven seats representing legacy EverBank and six representing legacy WaFd Bank, including Greg Seibly and Brent Beardall. Robert Radway, who currently serves as EverBank Financial Corp’s chairman, will serve as chairman of the combined bank and resulting holding company.
Positioned for Growth, Performance
EverBank and WaFd Bank have complementary businesses, and the combination of the two banks will bring together aligned consumer and commercial capabilities and strategies. The merger will strengthen the enlarged bank’s returns profile, with greater operational scale and increased efficiencies.
In recent years, both banks have pursued a common strategic shift toward commercial banking, accelerating their transition away from residential and consumer lending while further diversifying their loan portfolios. EverBank has organically grown its legacy commercial lending and finance business and launched new channels, including commercial real estate bridge lending, life insurance premium finance, SBA lending and fund finance.
WaFd Bank has leveraged its strong community connections and branch network spanning the western United States to grow its business banking offerings, including SBA lending, commercial lending and commercial real estate.

The merger will enhance the bank’s funding stability through a diversified deposit base that combines WaFd Bank’s commercial clients with EverBank’s retail clients, supported by multiple deposit-gathering channels, including an expanded network of more than 250 financial centers, and a limited reliance on wholesale funding.
The combined bank will also accelerate WaFd Bank’s wealth management platform by leveraging EverBank’s affluent client base to scale Registered Investment Advisor offerings and expanding valuable fee-income streams for the bank.
Upon completion of the transaction, the EverBank Financial Corp investors, which include funds managed by Stone Point Capital, Warburg Pincus, Reverence Capital Partners, Sixth Street and Bayview Asset Management, along with TIAA, will collectively own approximately 59.2% of the pro forma combined company, with WaFd, Inc., shareholders owning approximately 40.8%.
The transaction, which is expected to be completed in early 2027 and be tax-free for both EverBank Financial Corp and WaFd, Inc. common shareholders, is subject to regulatory approval and WaFd, Inc.’s shareholders’ approval, and other customary closing conditions.
Advisors
J.P. Morgan and Piper Sandler Companies are serving as financial advisors to EverBank Financial Corp, with Wachtell, Lipton, Rosen & Katz as legal advisor. Keefe, Bruyette & Woods, a Stifel company, is serving as financial advisor to WaFd, Inc., with Simpson Thacher & Bartlett, LLP, serving as legal advisor.
Conference Call
WaFd, Inc. will host a conference call for investors and analysts at 5:00 am Pacific Time on Tuesday, September 8, 2026. Participants may join the call at:
https://edge.media-server.com/mmc/p/w8qk9uyf
Presentation materials are available on the WaFd, Inc. website at www.wafdbank.com/about-us/investor-relations.
About EverBank Financial Corp
EverBank Financial Corp is a financial holding company and conducts its banking operations through its wholly owned subsidiary, EverBank, N.A. EverBank is a nationwide specialty bank providing high-value products and services to consumer and commercial clients coast-to-coast. As a pioneer in online banking, EverBank offers convenient digital access for clients 24/7, in addition to phone banking services and a network of financial centers across California, Florida and New York. EverBank’s commitment is to deliver to its clients high-performing, high-yield solutions backed by exceptional service, always giving them the advantage they expect to make the most of their money. Visit everbank.com or connect and interact with us on Facebook, Instagram, LinkedIn or X. EverBank is a Member FDIC.

About WaFd, Inc.
WaFd Inc. is a bank holding company headquartered in Seattle and traded on the Nasdaq under the symbol WAFD. Founded in 1917, its banking subsidiary WaFd Bank is a full-service commercial bank that operates more than 200 branches across nine western states and provides lending, deposit, treasury management and financial services to consumers, businesses and commercial clients. WaFd Bank is committed to building strong relationships, supporting local communities and helping individuals and businesses achieve financial success. For more information, visit www.wafdbank.com.
Contact Information
EverBank: Michael Cosgrove, michael.cosgrove@everbank.com. (904) 612-4160.
WaFd Bank: Brad Goode, Brad.Goode@wafd.com. (206) 626-8178.

Statement Regarding Forward-looking Information
This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the beliefs, plans, goals, expectations and estimates of WaFd, Inc. (“WaFd”) and EverBank Financial Corp (“EverBank”). Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of WaFd and EverBank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in WaFd’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between WaFd and EverBank; (ii) the outcome of any legal proceedings that may be instituted against WaFd or EverBank, including potential litigation that may be instituted against WaFd or its directors or officers related to the proposed transaction or the definitive merger agreement between WaFd and EverBank; (iii) the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; (iv) the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of WaFd; (v) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where WaFd and EverBank do business; (vi) certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) diversion of management’s attention from ongoing business operations and opportunities; (ix) reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (x) WaFd’s and EverBank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (xi) currency and interest rate fluctuations; (xii) success of hedging activities; (xiii) material adverse changes in economic and industry conditions, including the availability of short and long-term financing; (xiv) general competitive, economic, political and market conditions; (xv) changes in asset quality and credit risk; (xvi) the inability to sustain revenue and earnings growth; (xvii) inflation; (xviii) customer borrowing, repayment, investment and deposit practices; (xix) the impact, extent and timing of technological changes; (xx) capital management activities; (xxi) other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Washington; (xxii) legislative and regulatory actions and reforms; and (xxiii) other factors that may affect future results of WaFd and EverBank.
We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in WaFd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of WaFd’s website, www.wafdbank.com/about-us/investor-relations, under the heading “SEC Filings” and in other documents WaFd files with the SEC (available at www.sec.gov). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to WaFd and EverBank.

Any forward-looking statements contained in this document represent the views of WaFd and EverBank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding WaFd’s and EverBank’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither WaFd nor EverBank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.
Important Other Information
In connection with the proposed transaction, WaFd intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WaFd will mail the definitive proxy statement to each shareholder entitled to vote at the meeting relating to the proposed transaction.
This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF WAFD ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING WAFD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAFD AND THE PROPOSED TRANSACTION.
Investors and shareholders of WaFd will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Brad Goode, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, telephone (206) 626-8178.
Participants in the Solicitation
WaFd, EverBank and certain of WaFd’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding WaFd’s directors and executive officers is available in the proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.
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